                                    EXHIBIT 1
                                    ---------


                       Executive Officers and Directors of
                TM Aviation (Japan) Inc., TM Aviation (USA) Inc.,
     Japan Fleet Service (Delaware) Inc. Japan Fleet Service (Europe) B.V.,
         Tomen Corporation and Japan Fleet Service (Singapore) Pte. Ltd.
                          Who Are Not Reporting Persons
                        ---------------------------------

                  The following sets forth certain information about executive officers and directors of TM Aviation (Japan) Inc., TM Aviation (USA) Inc., Japan Fleet Service (Delaware) Inc., Japan Fleet Service (Europe) B.V., Tomen Corporation and Japan Fleet Service (Singapore) Pte. Ltd. who are not Reporting Persons. Each of such persons is a citizen of Japan, with the exception of Tim Lawrence Watkins and Harold Marvin Woody, who are citizens of the United States.





                                 Present Principal Occupation or Employment;
                                 Name, Principal Business, and Address in Which
 Name and Residence or           Such Employment is Conducted (if Different from
   Business Address              Business Address of Employer)
-----------------------          -----------------------------------------------

Yasuo Matsukawa                  Chairman of the Board of Directors
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Akihiro Tsuji                    President
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hideo Hirata                     Executive Vice President
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hisashi Takemura                 Executive Vice President
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuo Miyaoka                    Senior Managing Director
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takeshi Emi                      Senior Managing Director
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Susumu Matsui                    Senior Managing Director
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshiaki Ueki                    Senior Managing Director
14-27, Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan (business)



                                       1-1

------------------

                                Present Principal Occupation or Employment;
                                Name, Principal Business, and Address in Which
Name and Residence or           Such Employment is Conducted (if Different from
Business Address                Business Address of Employer)
----------------------          ------------------------------------------------

Kichibe Ozaki                   Senior Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Tsutomu Nishiwaki               Senior Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsuhiko Mizutani              Senior Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Keiji Kuwata                    Senior Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Morihiko Tashiro                Senior Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Satoshi Miwa                    Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Naoyuki Matsunobu               Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yuzo Takeshige                  Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hajime Kawamura                 Managing Director
1285 Avenue of the Americas     Tomen Corporation
New York, New York 10019
(business)

Kiyobumi Yamada                 Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

                                      1-2

------------------


                                Present Principal Occupation or Employment;
                                Name, Principal Business, and Address in Which
Name and Residence or           Such Employment is Conducted (if Different from
Business Address                Business Address of Employer)
----------------------          ------------------------------------------------

Hiroshi Uemura                  Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Michio Ishidate                 Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuhiko Otsuka                 Managing Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroshi Nagatomo                Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroyuki Tsuchimoto             Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshitaka Mangyoku              Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kenzo Inoue                     Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kouji Taira                     Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshio Tadeno                   Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan

Yoji Kikkawa                    Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan

Kimikazu Ushizaki               Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan



                                       1-3

------------------

                                Present Principal Occupation or Employment;
                                Name, Principal Business, and Address in Which
Name and Residence or           Such Employment is Conducted (if Different from
Business Address                Business Address of Employer)
----------------------          ------------------------------------------------

Minota Kano                     Director
14-27 Akasaka 2-chome           Tomen Corporation
Minato-ku
Tokyo, Japan

Shinichi Yamada                 Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takahiko Nishida                Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsumi Yamada                  Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Toshio Hori                     Director
14-27, Akasaka 2-chome          Tomen Corporation
Minato-ku
Tokyo, Japan

Daizo Nakano                    President and Director
1285 Ave. of the Americas       TM Aviation (USA) Inc.
New York, New York 10019        Vice President
                                TM Aviation (Japan) Inc.

Kazutami Okui                   President and Director
14-27 Akasaka 2-chome           TM Aviation (Japan) Inc.
Minato-ku
Tokyo, Japan

Akihiko Sato                    Vice President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Senior Executive Vice President,
  Singapore) Building           Chief Operating Officer and Director
Singapore 0207                  Japan Fleet Service (Singapore) Pte. Ltd.
                                Director
                                Japan Fleet Service (Europe) B.V.

Tim Lawrence Watkins            President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      President, Chief Executive Officer
  Singapore) Building           and Director
Singapore 0207                  Japan Fleet Service (Singapore) Pte. Ltd.
                                Director
                                Japan Fleet Service (Europe) B.V.


                                       1-4

------------------

                                Present Principal Occupation or Employment;
                                Name, Principal Business, and Address in Which
Name and Residence or           Such Employment is Conducted (if Different from
  Business Address              Business Address of Employer)
-------------------------------------------------------------------------------

Harold Marvin Woody             Vice President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Executive Vice President and Director
  Singapore) Building           Japan Fleet Service (Singapore) Pte. Ltd.
Singapore 0207

Yasumasa Ono                    Chairman and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Chairman
  Singapore) Building           Japan Fleet Service (Singapore) Pte. Ltd.
Singapore 0207

Keizaburo Fukushi               Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Delaware) Inc.
MAS (Monetary Authority of      Senior Executive Vice President,
  Singapore) Building           Chief Financial Officer and Director
Singapore 0207                  Japan Fleet Service (Singapore) Pte. Ltd.
                                Director
                                Japan Fleet Service (Europe) B.V.

Toshihiko Koga                  Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Kazutami Okui                   Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Kazuhiko Iwahori                Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Gen Koyama                      Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207

Yoichiro Nakamura               Executive Vice President and Director
10 Shenton Way # 17-06/09       Japan Fleet Service (Singapore) Pte. Ltd.
MAS (Monetary Authority of
  Singapore) Building
Singapore 0207



                                       1-5